                                                                  EXHIBIT 10.31

                               LICENSE AGREEMENT

Between

    PROF.  DR. FRANZ HILLENKAMP
    Bahlmannstr. 5, 48147 Munster, Germany

                                                     hereinafter the "Inventor"


And

    SEQUENOM, INC.
    11555 Sorrento Valley Road, San Diego, CA  92121, USA
    Represented by SEQUENOM GmbH, Mendelsohnstr. 15D,
    2276 Hamburg, FRG

                                                         hereinafter "SEQUENOM"


PREAMBLE

(1) Collaboration

    The Inventor has been acting as a consultant for SEQUENOM for several years. In respect of the main area of activity of SEQUENOM, the *** , the consulting on the part of the Inventor is *** (Annex 1, Consulting Agreement).

    The parties collaborate closely in the area of *** in the framework of projects, which may be supported in part by third parties, among others BNBF. These projects are or will be at least proportionately financed by SEQUENOM.

(2) Inventions and Proprietary Rights

    The Inventor has made the inventions listed in Annex 2 in the area of MALDI (Matrix Assisted Laser Desorption/Ionization) (Annex 2 makes no claim to
being complete).  Further inventions in the area of       ***      are
expected.
    The inventions are grouped into:
a)                                      ***
                                        ***
                                        ***
                                        ***

    *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
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    The granting of licenses for the above-described existing and future patent rights from the Inventor to SEQUENOM in the area of the above-described collaboration is governed by the following Agreement.

(S) 1
CONTRACTUAL RIGHTS

(1) Area of work

    The Inventor in his capacity as a consultant to SEQUENOM collaborates
with SEQUENOM both (a) in the area of     ***    as well as (b) in the
performance of joint research and developmental work in the area of     ***
***    The term   ***              may be described in this context among other
things by the following parameters:

    -    ***
and
    -    ***

    In respect of the areas of work named under (a) and (b), the Inventor
collaborates with SEQUENOM as the     ***    commercial partner, i.e., licensee,
or together with SEQUENOM and additional partners, on condition that SEQUENOM agrees to it.

(2) Contractual Rights

    Contractual Rights as defined by this agreement are present and future patents applied for and/or granted and patentable results according to items a)-
c) of the preamble. The Inventor shall use best efforts to solely own the intellectual property which was produced on his part under the terms of the collaboration. In the event of joint inventions of co-workers of the Inventor which are subject to the Law governing inventions of employees, the Inventor shall within his sphere of influence see to it that the inventions are claimed without restrictions and are transferred to SEQUENOM in accordance with the conditions stipulated herein.

    Patents already applied for or granted under the terms of the collaboration are listed in Annex 2 (Annex 2 makes no claim to being complete).

(S) 2
CONTRACTUAL KNOW-HOW

    The Inventor has extensive know-how in the technical field of the Contractual Rights transferred hereby, and the collaboration agreed upon herein, in particular in the preparation of samples and in the configuration and operation of instrumentation and the interpretation of mass spectra. This know-how is of essential importance for the practical implementation of the Contractual Rights.


    *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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(S) 3
GRANTING OF RIGHTS

1.  The Inventor gives SEQUENOM a worldwide   ***  for the unlimited use of the
Contractual Rights and the Contractual Know-how. The license is limited to the area of work as defined in (S) 1 (1).

    If it is not possible to grant an *** for the area of work because of the general conditions (limitations) for the public promotion of research, or because of other prior written agreements, if applicable, including third party participants in the project, then the Contractual Rights transferred shall at least cover the *** rights of use for SEQUENOM's essential area of *** (as defined above).

(S) 4
CONTINUED DEVELOPMENT OF CONTRACTUAL RIGHTS

1. The Inventor shall use best efforts within the scope of his research to promote the future development of the Contractual Rights and to maintain the technical lead over alternative developments. The Inventor does not hereby assume an obligation to undertake specific research measures (directions) or to guarantee success.

2. The Inventor shall include into the contractual relationships all new developments resulting from his efforts in respect of the Contractual Rights, the Contractual Know-how and the area of collaboration. In particular, he shall maintain the know-how at the latest state of development by regularly updating the records with research and test results. SEQUENOM shall have regular access to the updated records.

(S) 5
GUARANTEE OF THE LICENSOR

    The Inventor/Licensor is not aware of any facts, in particular proprietary rights, which preclude the use of existing Contractual Rights. The Inventor, however, does not assume liability therefor. The Inventor shall rather endeavor, together with SEQUENOM, to design around obstacles, if they preclude the use of the Contractual Rights.

(S) 6
ROYALTIES

1.  For the granting of the described license for the Contractual Rights,
SEQUENOM shall pay to the Inventor a royalty in the amount of     ***     of the
net sales realized by SEQUENOM using the Contractual Rights - independently of the number of Contractual Rights used. Sales are the proceeds - after receipt of payment by SEQUENOM - from the sale of


    *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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products, which are based on Contractual Rights and/or the application of which requires the use of the Contractual Rights, or services which are rendered using the Contractual Rights.

2. For sales that are realized using exclusively the Contractual Rights, which result from the collaboration (see (S)1) of SEQUENOM and the Inventor, and in which the Inventor or one of his co-workers is named as (co-)inventor, the
royalty is      ***    .

3.  In case the sum total of all royalties which SEQUENOM has to pay to third
parties exceeds the value of  ***   for given proceeds, the royalties payable to
the Inventor shall be                         ***              in order to
reduce it to exactly      ***     of the given proceeds.

4. SEQUENOM refunds all expenses to the Inventor which he has incurred or incurs in connection with applying for, maintaining and defending patents for the Contractual Rights, provided that these Contractual Rights are transferred
 ***    to SEQUENOM. Included herein is the cost of applying for, maintaining and defending patents in other countries. The parties to the agreement shall discuss the procedures concerning patents matters as required. If licenses for a given patent or a given patent application are granted to third parties for areas of application which are not exclusive to SEQUENOM, then all expenses as described above are shared as a rule proportionately by SEQUENOM and this (these) third party (parties). Expenses already paid by SEQUENOM shall be reimbursed proportionately by this (these) third party (parties). The Inventor is thus obliged to transfer this obligation to possible third party licensees. The Inventor shall also, by prior agreement, be reimbursed for expenses which arise in connection with obtaining or reinstatement of patent right according to Annex 2, paragraph 2.

5. Royalties are always due at the end of a calendar year and after receipt of payment for the underlying sales by SEQUENOM.

(S) 7
CONFIDENTIALITY

1. The parties undertake mutually to keep confidential all information exchanged or to be exchanged during the duration of this agreement and knowledge acquired concerning fundamentals, developments, improvements and other details in respect of the Contractual Rights and the Contractual Know-how as well as matters regarding the execution of the agreement, even if they have not been expressly designated as secret or confidential. This does not apply, if the disclosure is necessary to transfer the know-how to licensees in other areas of the agreement or other areas of application, in order to obtain official approvals, or to disclose the results obtained to the public or to professional circles.

2. Both parties undertake to impose this obligation of confidentiality on their co-workers or employees, who because of their occupation can acquire useful knowledge of the Contractual Rights and the Contractual Know-how. This obligation of confidentiality is to be imposed on the


    *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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staff also after termination of their employment contract or assistance relationship as postgraduates or doctoral candidates.

3. The Inventor undertakes to impose on other licensees corresponding obligations for confidentiality in other areas of the agreement or areas of application.

4. This obligation of confidentiality continues beyond the duration of the agreement. It remains in effect until the know-how becomes public.

5. The contracting parties shall inform each other in oral or written form about planned publications which contain information according to (S) 7, paragraph (1). A time limit of 3 months shall be provided to the respective party from the time of complete disclosure to publication for raising an objection or for applying for relevant proprietary rights. In case an objection is raised, the parties shall try to reach a solution which is acceptable to both sides. An objection may only be raised or maintained for an important reason.

(S) 8
DURATION OF AGREEMENT

1. The agreement ends at the end of the tenth calendar year after the first calendar year for which licenses are paid according to its conditions unless it is renewed at the latest six months before the end.

2. Beyond that, the agreement ends automatically, if the royalties from SEQUENOM to the Inventor are below the amount of DM 10,000.00 in two successive calendar years. This provision may be applied by both parties at the earliest three years after signing of the agreement.

3. In case of termination of the agreement according to paragraph (2), all rights and obligations concerning the Contractual Rights and the Contractual Know-how revert back to the Inventor. If the Inventor realizes income from the continued use of the patents or the know-how of this agreement from other licensees, SEQUENOM shall receive a *** share but no more than the amount of patent costs assumed by SEQUENOM.

(S) 9
FINAL PROVISIONS

1. SEQUENOM has the right to grant sublicenses of the Contractual Rights. In case of the granting of sublicenses, SEQUENOM shall have the obligation to ensure that all rights of the Inventor resulting from this agreement are also applicable to the sublicenses.

2. The Inventor undertakes to maintain the Contractual Rights including additional applications and the applications made in the course of the agreement, as far as they


    *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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concern the area of the Contractual Rights or to offer them to SEQUENOM, and not to assign them to third parties without SEQUENOM's consent.

3. The agreement is subject to the written form. Modifications require the written form. This is also applicable to this written form clause itself.

4. Should individual provisions of this agreement be or become invalid or unenforceable, the validity of the agreement shall otherwise not be affected; the parties shall undertake to replace the invalid or unenforceable provision by an effective amendment which comes closest to the commercial purpose of the invalid or unenforceable provision.

5. Place of jurisdiction is the residence or principle place of business of the respective defendant(s) within the Federal Republic of Germany.


Munster, January 20, 1999                    San Diego/Hamburg, January 14, 1999


Prof. Dr. Franz Hillenkamp                   SEQUENOM, Inc.
                                             Prof. Dr. Hubert Koster
                                             President & CEO




                                             SEQUENOM, GmbH
                                             Dr. Toni Schuh
                                             Managing Director

                                       6
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ANHANG 1:  BERATERVERTRAG


Consulting Services Agreement as of October 4, 1996, by and between Franz Hillenkamp, Sequenom, Inc., San Diego, and Sequenom GmbH, Hamburg.

ANHANG 2



(1) With respect to intellectual property naming Franz Hillenkamp as inventor, Sequenom, Inc. will file and prosecute all US patent applications, continuations-in-part, continuations, divisionals and their foreign counterparts including international PCT applications and any other foreign filings outside the United States for the inventions, improvements and intellectual property related to:

                                       ***
                                       ***
                                       ***
                                       ***
                                       ***


(2) Franz Hillenkamp ist Erfinder von Schutzrechten auf dem Gebiet der   ***
                                       ***
                                       ***
                                       ***


    *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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2.  Der Erfinder verpflichtet sich, die Vertragsrechte, einschlieBlich der
Zusatzanmeldungen und der im Laufe des Vertrages vorgenommenen Anmeldungen, soweit sie den Bereich der Vertragsrechte betreffen, aufrechtzuerhalten bzw. SEQUENOM anzubieten und sie nicht ohne Zustimmung von SEQUENOM an Dritte zu ubertragen.

3. Der Vertrag unterliegt der Schriftform. Anderungen bedurfen der Schriftform. Dies gilt auch fur diese Schriftformklausel selbst.

4. Sollten einzelne Bestimmungen dieses Vertrages unwirksam sein oder werden, so beruhrt das die Wirksamkeit des Vertrages im ubrigen nicht; die Parteien verpflichten sich vielmehr, die unwirksame Bestimmung durch eine wirksame Regelung zu ersetzen, die dem wirtschaftlichen Zweck der unwirksamen Bestimmung am nachsten kommt.

5. Gerichtsstand ist der Wohn- bzw. Firmensitz der/des jeweilig Beklagten innerhalb der Bundesrepublik Deutschland.



Munster, den 20.1.99                       San Diego/Hamburg, den 14 Januar 1999



 /s/ Franz Hillenkemp                        /s/ Hubert Koster
--------------------------                 ---------------------------
Prof. Dr. Franz Hillenkamp                 SEQUENOM, Inc.
                                           Prof. Dr. Hubert Koster
                                           President & CEO



                                           /s/ Toni Schuh
                                           ----------------------------
                                           SEQUENOM, GmbH
                                           Dr. Toni Schuh
                                           Gechaftsfuhrer

                         ADDENDUM TO LICENSE AGREEMENT
                         -----------------------------
                             AND PATENT ASSIGNMENT
                             ---------------------

    THIS ADDENDUM TO LICENSE AGREEMENT AND PATENT ASSIGNMENT (the "Addendum and

Patent Assignment") is made as of this 29st day of September 1999, by Professor

Dr. Franz Hillenkamp, an individual (the "Inventor"), and SEQUENOM, Inc., a

Delaware corporation ("SEQUENOM").

                                R E C I T A L S
                                ---------------

    A.   Dr. Hillenkamp and SEQUENOM have entered into a License Agreement dates as of January 14, 1999 (the "License Agreement), pursuant to which SEQUENOM has licensed from Dr. Hillenkamp, and Dr. Hillenkamp has licensed to SEQUENOM,

certain patents and now-how of Dr. Hillenkamp.

    B.   Dr. Hillenkamp and SEQUENOM desire to modify the License Agreement as set forth in this Addendum and Patent Assignment.

    NOW, THEREFORE, for mutual consideration, Inventor and SEQUENOM agree as follows:

    1.   Assignment of the Inventions and Patent Rights of the Inventor.
         ---------------------------------------------------------------
Inventor does hereby assign to SEQUENOM, it successors and assigns, all of

Inventor's right, title and interest in and to the Inventions and Patent Rights as set forth in the patents and patent applications set forth below (the

"Patents"):

                                  ***
                                  ***
                                  ***
                                  ***

    *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

    2.   Execution of Documents. Inventor shall execute formal assignment
         -----------------------
documents specific to each patent or patent application which will be recorded with the United States Patent and Trademark Office and other patent offices as appropriate.

    3.   Reversionary Assignments. Upon the occurrence of any of the following
         -------------------------
conditions, SEQUENOM hereby agrees to reassign to Inventor, his successors and assigns, that portion of SEQUENOM's right, title and interest in and to all

subject matter claimed in any patents issuing from        ***       continuation

and divisional applications thereof, and patents worldwide claiming priority

from       ***                            ***                       The

conditions of such reassignment are expressly limited to:

                                        ***
                                        ***
                                        ***
                                        ***

    4.   Successors and Assignees. This Addendum and Patent Assignment is
         -------------------------
executed pursuant to the License Agreement and is entitled to the benefits thereof and shall be binding upon and inure to the benefits of the Inventor and

SEQUENOM and their respective successors and assigns.

    5.   Sublicense.                     ***
         -----------
                                         ***

    6.   Effect of Addendum and Patent Assignment.  In the event of a conflict
         -----------------------------------------
between the terms of License Agreement and the terms of this Addendum and Patent

Assignment, the terms of the Addendum and Patent Assignment shall prevail.


    *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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    7.   Definitions.  All capitalized terms used herein and not otherwise
         -----------
defined in the Addendum and Patent Assignment shall have the meanings attributed to them in the License Agreement.

    IN WITNESS WHEREOF, Inventor and SEQUENOM have executed this Addendum and

    Patent Assignment on the date first above written.

                                INVENTOR:



                                /s/ Franz Hillenkamp
                                -----------------------------------
                                Professor Dr. Franz Hillenkamp



                                SEQUENOM:

                                SEQUENOM, Inc.



                                /s/ Hubert Koster
                                ------------------------------------
                                Professor Dr. Hubert Koster
                                President and Chief Executive Officer



                                SEQUENOM:

                                SEQUENOM, GmbH.



                                /s/ Toni Schuh
                                -------------------------------------
                                Dr. Toni Schuh
                                Managing Director


                                       3
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                                ACKNOWLEDGEMENT



STATE OF CALIFORNIA    )
                       )ss.
COUNTY OF              )

    On this   ____ day of June 1999, before me, _______________________, the undersigned Notary Public, personally appeared _______________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the above and foregoing ADDENDUM TO LICENSE AGREEMENT AND PATENT

ASSIGNMENT.

    WITNESS my hand and official seal.



                                             ____________________________

                                             Notary Public in and for said State


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